UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2002

JDS Uniphase Corporation
(Exact name of registrant as specified in its charter)

Commission file number 0-22874

Delaware	94-2579683
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

1768 Automation Parkway
San Jose, California    95131

(Address of principal executive offices including zip code)

(408) 546-5000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Exhibit.

Exhibit Number	Description
99.1	Written communication comprised of slides shown during an investor presentation on August 6, 2002 furnished pursuant to Item 9 of this Form 8-K.

Item 9. Regulation FD Disclosure

On August 6, 2002, officers of JDS Uniphase Corporation, a Delaware corporation (the “Registrant”), delivered an investor presentation that included written communication comprised of slides which are described and filed as Exhibit 99.1 to this Report on Form 8-K and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned therunto duly authorized.

JDS UNIPHASE CORPORATION

By:	/s/ Michael C. Phillips

Michael C. Phillips
Senior Vice President, Business Development, General Counsel

Dated: August 6, 2002

EXHIBIT INDEX
Exhibit Number	Description
99.1	Written communication comprised of slides shown during an investor presentation on August 6, 2002 furnished pursuant to Item 9 of this Form 8-K.